UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023

LEXAGENE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56456	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Cummings Center, Suite 4550 Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

(800) 215-1824

Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.	Submission of Matters to a Vote of Security Holders

Results of the Annual Meeting of Stockholders

An Annual Meeting of Stockholders (the “AGM”) of LexaGene Holdings Inc. (the “Company”) was held on February 8, 2023 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 66,679,292 shares 47.45% of the 140,523,355 issued and outstanding shares of the Company’s common stock entitled to vote as of December 19, 2022, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the AGM with respect to that agenda item.

Agenda Item 1.     To elect five directors:

Nominee	For		Withheld
Dr. John (Jack) Regan	41,595,913	94.54%	2,401,640	5.46%
Tom Slezak	41,446,012	94.20%	2,551,541	5.80%
Dr. Jane Sykes	41,593,806	94.54%	2,403,747	5.46%
Joseph Caruso	41,237,024	93.73%	2,760,529	6.27%
Stephen Matrocola	41,489,612	94.30%	2,507,941	5.70%

There were 22,681,739 broker non-votes with respect to this agenda item. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 2.    To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
63,183,750	94.76%	-	-%	3,495,542	5.24%

Abstentions were counted for purposes of determining the presence or absence of a quorum, and abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item.

Agenda Item 3.     To ratify and approve, by a disinterested shareholder majority vote, the Company’s Amended and Restated Omnibus Incentive Plan (the “Omnibus Incentive Plan”). For these purposes, “disinterested shareholders” of the Company who were entitled to vote on this agenda item were shareholders other than insiders of the Company and their respective affiliates. Insiders who were precluded from voting on this item consisted of the Company’s officers and directors, as well as persons who have beneficial ownership of, and/or control or direction over, directly or indirectly, more than ten percent (10%) of the Company’s common shares. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
37,455,262	85.13%	4,855,307	11.04%	1,686,984	3.83%

There were 22,681,739 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 4.     To ratify and approve, by a disinterested shareholder majority vote, an increase in the fixed maximum number of common shares reserved for issuance upon exercise of stock options pursuant to the Omnibus Incentive Plan, by an additional 1,445,946 common shares, to a total of 9,800,016 common shares. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
11,148,544	60.29%	6,038,358	32.65%	1,305,677	7.06%

There were 22,681,739 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 5.     To ratify and approve, by a disinterested shareholder majority vote, an increase in the fixed maximum number of common shares reserved for issuance upon conversion of restricted share units pursuant to the Omnibus Incentive Plan, by an additional 1,445,946 common shares, to a total of 9,800,016 common shares. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
11,619,568	62.83%	5,539,071	29.95%	1,333,941	7.21%

There were 22,681,738 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 6.     To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
37,297,110	84.77%	4,981,895	11.32%	1,718,548	3.91%

There were 22,681,739 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Determination on Frequency of Shareholder Vote on the Compensation of Executives

The Company’s Board of Directors has determined to include on an annual basis a shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events

On February 8, 2023, subsequent to the AGM the Company’s Board of Directors approved by written consent resolution the reappointment of the following officers:

Dr. John (Jack) Regan	President and Chief Executive Officer;

Jeff Mitchell	Chief Financial Officer, Corporate Secretary and Treasurer; and

Steven Armstrong	Chief Operating Officer

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAGENE HOLDINGS INC.

DATE: February 8, 2023	By:	/s/ Jeff Mitchell
Jeff Mitchell
Chief Financial Officer